Exhibit 4.2

MANNKIND CORPORATION
THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH AUTHORIZED CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, TO THE EXTENT THAT THE SAME HAVE BEEN FIXED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTIONS TO DESIGNATE THE SAME WITH RESPECT TO ANY SHARES. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) under Uniform Gifts to Minors Act
UNIF TRF MIN ACT - (Cust) (Minor)
Custodian (Minor) (State) Custodian (until age) under Uniform Transfers to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, ____________________________hereby sell, assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated: __________________________________________20
Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis.
If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.
1234567

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK
PAR VALUE $0.01
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX
MannKind Corporation
Certificate
Number
ZQ00000000
MANNKIND CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
Shares
* * 000000 * * * * * * * * * * * * * * * * * *
* * * 000000 * * * * * * * * * * * * * * * * *
* * * * 000000 * * * * * * * * * * * * * * * *
* * * * * 000000 * * * * * * * * * * * * * * *
* * * * * * 000000 * * * * * * * * * * * * * *
THIS CERTIFIES THAT
MR. SAMPLE & MRS. SAMPLE &
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
MR. SAMPLE & MRS. SAMPLE
is the owner of
CUSIP 56400P 70 6
SEE REVERSE FOR CERTAIN DEFINITIONS
*** ZERO HUNDRED THOUSAND
**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares***
*000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****0
00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****00
0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000
000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****0000
00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****00000
0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000
**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000*
*Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**
Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**S
ZERO HUNDRED AND ZERO***
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
MANNKIND CORPORATION
Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.
In WITNESS WHEREOF, the said Corporation has caused this
Certificate to be signed in facsimile by its duly authorized officers and the facsimile corporate seal to be duly affixed hereto.
CEO, CFO and Director
MANNKIND CORPORATION CORPORATE
SEAL
DELAWARE
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INC. TRANSFER AGENT AND REGISTRAR,
Secretary
SECURITY INSTRUCTIONS ON REVERSE
By
AUTHORIZED SIGNATURE
CUSIP
Holder ID Insurance Value Number of Shares DTC
Certificate Numbers
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
Total Transaction
XXXXXX XX X
XXXXXXXXXX
1,000,000.00
123456
12345678 123456789012345
Total
1
2
3
4
5
6
7
Num/No. Denom.
1
2
3
4
5
6
1
2
3
4
5
6
MannKind Corporation
PO BOX 43004, Providence, RI 02940-3004
MR A SAMPLE
DESIGNATION (IF ANY) ADD 1
ADD 2
ADD 3
ADD 4
1234567
Printed by DATA BUSINESS FORMS